EXHIBIT 10.251

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                            RBF EXPLORATION CO.
                 ________________________________________

                $200,000,000 SENIOR SECURED CLASS A1 NOTES
                 $50,000,000 SENIOR SECURED CLASS A2 NOTES
                 ________________________________________

                            ___________________

                          SUPPLEMENTAL INDENTURE
                               AND AMENDMENT

                       DATED AS OF February 1, 2000

                 CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                 Trustee
                            ___________________

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     This  SUPPLEMENTAL INDENTURE AND AMENDMENT, dated as  of  February  1,
2000, is among RBF Exploration Co., a Nevada corporation (the "Issuer"), BTM Capital Corporation, a Delaware corporation (the "Independent Owner") and Chase Bank of Texas, National Association, as Trustee (the "Trustee").

                               RECITALS

     WHEREAS, the Issuer and the Trustee entered into a Trust Indenture and Security Agreement, dated as of August 12, 1999 (the "Indenture"), pursuant to which the Issuer has originally issued $200,000,000 in principal amount of Senior Secured Class A1 Notes and $50,000,000 in principal amount of Senior Secured Class A2 Notes (collectively, the "Notes") to the Note Holders (as defined in the Indenture); and

     WHEREAS, Section 13.8 of the Indenture provides that the Issuer and the Trustee may amend or supplement the Indenture subject to the provisions of Article 11 thereof; and

     WHEREAS, the Issuer and the Independent Owner contemporaneously with the execution hereof have entered into that certain Equipment Sale and Funding Agreement of even date herewith (the "Sale and Funding Agreement") pursuant to which Issuer conveyed certain property and equipment to the Independent Owner and entered into related financing arrangements; and

     WHEREAS, the Issuer, Hyundai Corporation and Hyundai Heavy Industries Co., Ltd. (collectively "Hyundai") entered into that certain Contract for Construction and Sale of Vessel (Hull No. HRBS6) (and also described by the Issuer as RBS-8M and to be named the Deepwater Nautilus) dated November 14, 1997 (the "Construction Contract"), and whereas the Issuer, the Independent Owner and Hyundai contemporaneously with the execution hereof have entered into that certain Novation Agreement (the "Novation Agreement") of even date herewith (the Construction Contract, as modified by such Novation Agreement, being referred to as the "New Construction Contract"); and

     WHEREAS, the Issuer and RBF Exploration II Inc., a Nevada corporation ("RBF II") entered into that certain Construction Supervisory Agreement dated as of August 12, 1999 (the "Construction Supervisory Agreement"), and whereas the Independent Owner, Issuer and RBF II contemporaneously with the execution hereof have entered into that certain Construction Supervisory Agreement of even date herewith (the "New Construction Supervisory Agreement"); and

     WHEREAS, R&B Falcon Corporation, a Delaware corporation ("Parent") entered into that certain Performance Guarantee in favor of the Issuer, the Sureties and the Trustee dated as of August 12, 1999 (the "Performance Guarantee") and whereas contemporaneously with the execution hereof the Parent has entered into that certain Performance Guarantee in favor of the Issuer, the Independent Owner, the Sureties and the Trustee of even date herewith (the "New Performance Guarantee"); and

     WHEREAS, RBF II, Travelers Casualty and Surety Company of America and American Home Assurance Company (both, the "Sureties") entered into that certain Performance Bond dated August 18, 1999 (the "Original Performance Bond"), and whereas in replacement of the Original Performance Bond, the Independent Owner, RBF II, Trustee, Issuer and the Sureties have entered into a new Performance Bond dated February 1, 2000 (the "New Performance Bond"); and

     WHEREAS, the Issuer entered into that certain Note Purchase Agreement with the purchasers of notes identified therein dated as of August 12, 1999, and whereas contemporaneously with the execution hereof the Issuer has entered into certain First Amendment to Note Purchase Agreements of even date herewith (the "Amendment to Note Purchase Agreements"); and

     WHEREAS, pursuant to Section 11.2 of the Indenture, the Note Holders and the Sureties (as defined in the Indenture) have consented to the Trustee entering into this Supplemental Indenture; and

     WHEREAS, the Issuer and the Trustee now desire to amend and supplement the Indenture to consent to and provide for the transactions above described and to allow for and make the Independent Owner a party thereto;

     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer, the Independent Owner and the Trustee covenant and agree for the equal and proportionate benefit of the respective Note Holders as follows:

                           ARTICLE 1

                            GENERAL

     Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes. From this date, in accordance with Section 13.8 and Article 11 of the Indenture, and by executing this Supplemental Indenture, the parties whose signatures appear below are subject to all of the provisions of the Indenture and this Supplemental Indenture.

     Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuer, the Independent Owner and the Trustee.

     Section 1.03. Capitalized terms not otherwise defined herein shall have the respective meaning ascribed thereto in the Indenture.

                           ARTICLE 2

                        TRUSTEE CONSENTS

     Section 2.01. In accordance with the requirements of Section 8.3(c) of the Indenture and with the consent of the Required Holders, the Trustee hereby consents to the novation and replacement of the Construction Contract with the New Construction Contract under the Indenture. As of the date hereof, the Construction Contract, as defined in the Indenture, shall be the New Construction Contract and the definition of Construction Contract under the Indenture shall be replaced in its entirety with the definition of New Construction Contract as defined above.

     Section 2.02. In accordance with the requirements of Section 8.3(f)(ii) of the Indenture and at the direction of the Required Holders, the Trustee hereby consents to the novation and replacement of (a) the Construction Supervisory Agreement with the New Construction Supervisory Agreement, (b) the Performance Guarantee with the New Performance Guarantee and (c) the Performance Bond with the New Performance Bond. As of the date hereof, the Construction Supervisory Agreement, Performance Guarantee and Performance Bond, as defined in the Indenture, shall be respectively the New Construction Supervisory Agreement, the New Performance Guarantee and New Performance Bond and the definition of Construction Supervisory Agreement, Performance Guarantee and Performance Bond under the Indenture shall be replaced in their entirety with the definition of New Construction Supervisory Agreement, New Performance Guarantee and New Performance Bond as defined above respectively.

     Section 2.03.  The Trustee does hereby

          (a) release the security interest and lien granted by the Issuer under the Indenture upon the Equipment (as defined in the Sale and Funding Agreement) in consideration for this simultaneous grant by the Independent Owner pursuant to Article 3 hereof of a security interest and lien upon the same Equipment, provided that this clause (a) does not constitute a release of the security interest and lien granted by the Issuer under the Indenture upon any other part of the Trust Estate;

          (b) consent to the execution and delivery of the Sale and Funding Agreement and the Amendment to Note Purchase Agreements; and

          (c) consent to the exercise by the Independent Owner of its rights under clause 10 (Put Option) of the Sale and Funding Agreement (the "Put Option") to sell the Drilling Rig and Equipment, subject to the security interest granted by the Independent Owner in favor of the Indenture Trustee in Article 3 hereof and the First Preferred Ship Mortgage granted by the Independent Owner in favor of the Indenture Trustee and the terms and conditions of such section; provided that at the time of such transfer, the Trustee is furnished with the following, in form and substance satisfactory to the Trustee and the Rating Agencies:

        (i) an assumption of the First Preferred Ship Mortgage or the execution and delivery of a new mortgage executed by the purchaser under the Put Option in substantially the same form as the First Preferred Ship Mortgage,

        (ii) (x) an amendment to the Indenture pursuant to which the purchaser under the Put Option grants to the Trustee a security interest in the Equipment on substantially the same terms as the security interest granted under the Indenture on the date hereof together with appropriate financing statements to properly perfect such security interest and (y) if at the time of such transfer, the New Performance Bond is still outstanding, a substitute Performance Bond in substantially the same form as the New Performance Bond;

        (iii) appropriate UCC searches establishing that the security interest granted under (ii) above is first priority,

        (iv) opinions of counsel for the Issuer and, as appropriate, the Sureties, satisfactory to the Trustee and the Rating Agencies with respect to the documents provided under clauses (i) and (ii) above in substantially the same form as the opinions delivered by Gardere, Wynne, Sewell & Riggs L.L.P., Arias, Fabrega & Fabrega and the Sureties' counsel pursuant to Section 3.01(E) of the Amendment to Note Purchase Agreements, and

        (v) a certificate or certificates from appropriate insurance brokers that all required insurance remains in full force and effect with the purchaser under the Put Option as the new owner of the Drilling Rig and Equipment.

      Section 2.04. The Trustee hereby consents, to the extent required by the Indenture, to the execution and delivery of any other documents incidental to or required by the documents described in Sections 2.01, 2.02 and 2.03 hereof (all of such documents including, without limitation, the documents described in Sections 2.01, 2.02 and 2.03 hereof and any Project Document, together with this Supplemental Indenture, in each case as any of the foregoing items may be amended, supplemented or modified from time to time , the "Transaction Documents").

                           ARTICLE 3

              INDEPENDENT OWNER SECURITY INTEREST

     Section 3.01. To secure the prompt and complete payment of the principal of, and interest and any applicable Make-Whole Amount on, all of the Notes issued and delivered and Outstanding, the payment of all other sums owing under the Indenture and under all other Project Documents (the "Project Indebtedness") and the performance of the covenants contained in the Indenture and in all other Project Documents, and in consideration of the premises and of the covenants contained herein and the sum of One Dollar ($1.00) paid by the Trustee to the Independent Owner at or before the delivery hereof, the receipt and sufficiency whereof are hereby acknowledged, the Independent Owner has hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, affected, pledged, set over, confirmed, granted a continuing security interest in, and hypothecated and does hereby grant, bargain, sell, convey, assign, transfer, mortgage, affect, pledge, set over, confirm, grant a continuing security interest to the Trustee and to any co-trustee or separate trustee hereafter acting pursuant to the Indenture, and to their respective successors and assigns in trust forever (subject to Section 12.1 of the Indenture), all of its right, title and interest in, to and under the following described Properties whether now owned, existing or hereafter acquired or arising (all of such Properties, including without limitation all properties hereafter specifically subjected to the liens of the Indenture by any indenture supplemental thereto to which the Independent Owner has consented in writing, being hereinafter collectively referred to as the "Additional Trust Estate"):

          (a)  the Equipment and the Drilling Rig;

          (b) all payments under and all accounts and General Intangibles generated from or arising out of the New Construction Contract, the New Construction Supervisory Agreement, the New Performance Guarantee, the Operation and Maintenance Agreement, the Sale and Funding Agreement and the New Performance Bond together with any amendments or modifications to any of the foregoing, excluding the rights of the Independent Owner and any other BTM Indemnitee to be indemnified as provided under Article VII of the New Construction Supervisory Agreement and to the extent it stands behind such indemnity, the New Performance Guarantee (provided such exclusion does not impair the rights of the Trustee or other parties now or hereafter entitled to the benefits of such indemnity and the New Performance Guarantee), and the right of the Independent Owner to exercise the Put Option as provided by Section 2.03(c) above (provided the grant of this security interest shall not prevent the Independent Owner from enforcing the obligations of the Construction Supervisor (and the corresponding obligations under the New Performance Guarantee) under Section 2.5(x) or (y) of the Construction Supervisory Agreement);

          (c) any insurance proceeds (other than insurance proceeds payable to the Independent Owner under liability policies for tort, environmental and similar liabilities), condemnation proceeds and the accounts, issues, profits, products, revenues and other income of and from the Drilling Rig and/or the Equipment and all the estate, right, title and interest of every nature whatsoever of the Independent Owner in and to the same and every part thereof; and

          (d)  all proceeds and products of any of the foregoing.

     This security interest is granted under and pursuant to the Indenture and all of the Additional Trust Estate is and shall be considered a part of the Collateral and the Trust Estate under and pursuant to the Indenture and this Supplemental Indenture for all intents and purposes. Subject to the provisions  of  Section 4.02 and Article 6 hereof, all  of  the  terms  and conditions of the Indenture with respect to the Collateral and the Trust Estate shall apply to the Additional Trust Estate. Specifically and in this connection the provisions of Sections 7.4 through and including 7.12 apply to the Additional Trust Estate and, subject to the terms and provisions of Article 6 hereof, the provisions of such Sections with respect to the "Issuer" apply equally to the Independent Owner.

                           ARTICLE 4

                  INDEPENDENT OWNER COVENANTS

     Section 4.01. Notwithstanding any of the foregoing consents or any other terms hereof, the Independent Owner covenants and agrees that it will not assign or transfer any of its rights or obligations under any of the Transaction Documents and it will not assign or transfer the ownership of any interest in the Property that is part of the Additional Trust Estate (including, without limitation, any interest in the Drilling Rig) to any other Person (including, without limitation, any transfer pursuant to clause 8 or clause 10.3 of the Novation Agreement or clause 9 of the Sale and Funding Agreement) without (i) the prior express written consent of the Note Holders and (ii) prior written notice to each Rating Agency; provided, however, the Independent Owner shall have the right, without consent of the Note Holders or the Trustee, to exercise the Put Option as provided by
Section 2.03(c) above.

     Section 4.02. Subject to the terms and provisions of Article 6 hereof, the Independent Owner covenants and agrees that until payment is made in full of all of the Notes and all other amounts payable by the Issuer under the Indenture or secured thereby, the Independent Owner shall:

               (a)  comply with and perform the following:

               A. The Independent Owner will promptly give the Trustee and the Sureties notice of any litigation or proceeding against or adversely affecting the Additional Trust Estate or any part thereof (including, without limitation, any attachment, arrest, levy or other detention of the Drilling Rig) and of all claims, judgments, Liens or other encumbrances affecting the Additional Trust Estate if the aggregate value of such claims, judgments, Liens or other encumbrances affecting such Property shall exceed $1,000,000, of which a Responsible Officer of the Independent Owner has actual knowledge.

               B. The Independent Owner will promptly notify the Trustee in writing of any threatened action, investigation or inquiry by any Governmental Authority of which a Responsible Officer of the Independent Owner has actual knowledge in connection with any Environmental Laws with respect to the maintenance, use or operation of the Drilling Rig, excluding routine testing, inspections and corrective action.

               C. Provided the Independent Owner is provided with notice, documents and instruments as provided in Section 6.01(a)(A) hereof, the Independent Owner will execute such documents and instruments as required to promptly cure any defects in the creation, execution and delivery of any of the Transaction Documents to which it is a party and all such other documents, agreements (including, without limitation, account control agreements) and instruments to comply with or accomplish the covenants and agreements of the Issuer or the Independent Owner in the Transaction Documents or to further evidence or more fully describe the Additional Trust Estate or to correct any omissions in the Transaction Documents, or to state more fully the security obligations set out herein or in any of the other Transaction Documents, or to perfect, protect or preserve any Liens created pursuant hereto or any of the other Transaction Documents, or to make any recordings or obtain any consents as may be necessary or appropriate in connection therewith. Further, upon being furnished with notice, documents and instruments, from time to time, as provided in Section 6.01(a)(A) hereof, the Independent Owner will promptly execute and deliver or cause to be executed or delivered all further instruments and documents and take all further action that may be necessary or desirable or that the Trustee may request in order to (a) perfect and protect the Liens and other rights created or purported to be created hereby and by the other Transaction Documents and the first priority of such Liens and other rights;
                    (b)  enable  the  Trustee to exercise and  enforce  its
                    rights and remedies hereunder in respect of the Collateral; or (c) otherwise effect the purposes of the Indenture, including, without limitation: executing and filing such supplements to the Indenture and such financing or continuation statements (or amendments thereto) as may be necessary or desirable or that the Trustee may reasonably request in order to perfect and preserve the Liens created or purported to be created hereby or thereby; and

               D. The Independent Owner will not create, incur or suffer to exist any Owner Lien upon any of the Trust Estate.

               E. In the event any of the Trust Estate becomes subject to any Owner Lien, it will promptly, at its expense, cause such Owner Lien or Owner Liens to be completely released, discharged and removed. Further, in connection herewith in the event a Responsible Officer of the Independent Owner has actual knowledge of any event or circumstance, including without limitation, any circumstance involving any Plan sponsored, maintained or contributed to by the Independent Owner or any ERISA Affiliate thereof, including, without limitation, any ERISA Event with respect to the Independent Owner or any ERISA Affiliate thereof which event or circumstance could reasonably be expected to cause an Owner Lien to attach to any of the Trust Estate, it will give prompt notice thereof to the
                    Trustee. In the event an Owner Lien attaches to any part of the Trust Estate and such Lien is not removed by the Independent Owner as required by this clause E, within 5 Business Days following receipt by the Independent Owner of notice thereof from the Issuer or the Indenture Trustee, the Issuer and the Indenture Trustee shall each have the right to take all necessary action to cause such Owner Lien to be removed and the Independent Owner shall promptly reimburse the Issuer and/or Trustee for all costs and expenses incurred by them in connection with such action.

               F. Solely with respect to the Additional Trust Estate in-cluding, without limitation, the Drilling Rig, the Construction Contract, Refundment Guaranty, Construct-ion Supervisory Agreement, Performance Guaranty and Performance Bond, the Independent Owner will comply with and perform the covenants of the Issuer as if references to the Issuer were references to the Independent Owner under Sections 9.5, 9.7 and 9.11 of the Indenture. For this purpose, the term "Issuer" in Sections 9.5, 9.7 and 9.11 shall be deemed to mean "Independent Owner".

               G. The Independent Owner will comply with and perform the covenants of the Issuer under Sections 9.12, 9.18,
                    9.19 and 9.20 of the Indenture as if the references therein to the "Issuer" were references to the "Independent Owner".

               H. The Independent Owner will comply with and perform the covenants of the Issuer under Section 9.16 of the Indenture as if references therein to the "Issuer" were references to the "Independent Owner" except that the Independent Owner shall not be required to notify the Note Holders under such Section.

          (b) enter into the Sale and Funding Agreement, the New Construction Contract, the New Construction Supervisory Agreement, the New Performance Guarantee and the New Performance Bond and shall not agree to any amendments, modifications or waivers of the terms thereof without express written consent of the Trustee;

          (c) execute and deliver the First Preferred Ship Mortgage immediately upon delivery of the Drilling Rig pursuant to the terms of the New Construction Contract and, in this connection, RBFE will present the Independent Owner with the First Preferred Ship Mortgage document for execution.

          Notwithstanding the foregoing, to the extent that any of the covenants in this Section 4.02 requires the Independent Owner to execute documents and instruments presented to it by the Issuer or the Indenture Trustee (which documents or instruments by their nature require the signature thereto of the owner of the Drilling Rig and/or the Equipment and may not be signed, whether or not a power of attorney has been granted by the owner of the Drilling Rig and/or the Equipment, by the Issuer or any other person or entity on behalf of the Independent Owner), the Independent Owner's obligation to execute any such document or an instrument is conditional upon the Issuer, the Construction Supervisor or the Indenture Trustee having given prior notice in writing to the Independent Owner to execute the same, accompanied by such document or instrument.

     Section 4.03. The Independent Owner agrees that it will not take any action (i) which it knows to be contrary to covenants and other terms and provisions of the Indenture, the First Preferred Ship Mortgage or any other Transaction Document or (ii) which it knows will inhibit the performance of such covenants, terms and provisions by the Issuer or otherwise.

     Section 4.04. Subject to the terms and provisions of Article 6 hereof, to the extent any action on the part of the Independent Owner is required for the Issuer's compliance with any covenant or other term or provision of the Indenture, First Preferred Ship Mortgage or any other Transaction Document, the Independent Owner will take such action at the direction of the Issuer or the Trustee and at the expense of the Issuer.

     Section 4.05. Subject to Article 6 hereof, the Independent Owner hereby assumes and agrees to pay as and when due the Project Indebtedness. The Independent Owner agrees that any and all payments and other proceeds paid or payable from or under the Additional Trust Estate shall be paid into the Collection Account established under Section 4.3 of the Indenture and applied as provided therein. Notwithstanding the foregoing, the Issuer remains fully and completely liable to pay the Project Indebtedness as and when due.

     Section 4.06 The Independent Owner agrees that it will not, otherwise than pursuant to its rights under the Transaction Documents or which may exist under applicable law (and then subject to any restrictions on the exercise of those rights under the Transaction Documents), and except as may be required by law, interfere with the quiet use, possession and quiet enjoyment of the Drilling Rig by SDDI, the Issuer or any of its or their Affiliates.

                           ARTICLE 5

                    AMENDMENTS TO INDENTURE

     Section 5.01. The Granting Clause of the Indenture is hereby amended by deleting the last word "and" from clause (f), by deleting all of clause
(b) and clause (g) and by adding new clauses (b), (g) and (h) as follows:

           "(b) All accounts, General Intangibles (including, without limitation, the Construction Contract, the SDDI Contract, the Construction Supervisory Agreement, the Operation and Maintenance Agreement, the Performance Guarantee, the Refundment Guarantee, the Sale and Funding Agreement and the Performance Bond), instruments, chattel paper and documents, deposit accounts and investment property (including, without limitation, all Permitted Investments) now owned or hereafter acquired;

          (g) Any and all security interests, express or implied by operation of law, that the Issuer receives or is deemed to have, securing the obligations of the Independent Owner under the Sale and Funding Agreement and any and all other documents executed or assumed by the Independent Owner in connection therewith (the "Independent Owner Security"); and

          (h)  All proceeds and products of the foregoing."

     Section 5.02. (a) Section 1.1 of the Indenture is hereby amended by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

          Equipment has the meaning set out in the Sale and Funding Agreement and the term Equipment to include, without limitation, all equipment, inventory, fixtures and other goods in all forms, whether now or hereafter existing which are on or used in connection with the Drilling Rig, and all parts thereof, all accessions thereto and all replacements and substitutions therefor.

          Independent  Owner  shall mean BTM Capital Corporation,  and  its
     successors   and  permitted  assigns,  as  owner  of  the   Equipment,
     Construction Contract and Drilling Rig.

          Independent Owner Security has the meaning set out in clause (g) of the Granting Clause hereof.

          Owner Lien means any Lien on or with respect to the Additional Trust Estate which is not permitted by the terms of the Transaction Documents and which results from (i) nonpayment by Independent Owner or any shareholder of Independent Owner or any Affiliate of any of the foregoing (the "Owner Parties"), of any tax, assessment or like charge imposed on any Owner Party, other than any tax, assessment or like charge the payment of which is the obligation of Issuer or any Affiliate of Issuer under this Supplemental Indenture or any other Transaction Documents; (ii) claims against or acts and omissions of any Owner Party arising out of events or conditions that are not related to the transactions contemplated by the Transaction Documents or are in violation of any of the obligations of Independent Owner under any of the terms of the Transaction Documents; (iii) claims against any Owner Party arising out of any transfer (whether voluntary or involuntary) by such Owner Party of any portion of its interest in the Additional Trust Estate or its rights under the Transaction Documents that is neither permitted under the Transaction Documents nor consented to in writing by the Trustee; or (iv) any other act of, claim against or lien created by any Owner Party including, without limitation, any lien attaching by reason of the Independent Owner's participation in any Multiemployer Employee Benefit Plan, or any Person claiming by, through or under any Owner Party, that is neither permitted under the terms of the Transaction Documents nor consented to in writing by the Indenture Trustee.

          Sale and Funding Agreement has the meaning set out in the Supplemental Indenture.

          Supplemental Indenture shall mean that certain Supplemental Indenture and Amendment dated as of February 1, 2000, executed by the Issuer, the Independent Owner and the Trustee.

          Transaction Documents has the meaning set out in the Supplemental Indenture."

          (b) The definition of "Note Purchase Agreement in Section 1.1 of the Indenture is amended by the addition at the end of such definition of the words "as amended by First Amendment to Note Purchase Agreement dated February 1, 2000 and as the same may be further amended, supplemented or modified from time to time."

           (c) The definition of "Project Documents" in Section 1.1 of the Indenture is amended by (i) the addition of the words "Sale and Funding Agreement" after the phrase "(as defined in the Note Purchase Agreement)," and (ii) the addition of the words "as any of such Project Documents may be amended, supplemented or modified from time to time" at the end of such definition.

           (d) The definition of "Governmental Authority" is amended by inserting the words ", Independent Owner" after the word "Parent" in the last line thereof.

     Section 5.03. Clauses (j) and (o) of Section 7.1 of the Indenture are hereby amended to hereafter read in their entirety as follows:

          " (j) Parent, SDDI, Royal Dutch Shell, RBF II, Independent Owner (but only with respect to (d), (e) or (f)) or, prior to satisfaction of the Operational Period Conditions Precedent, one of the Sureties takes, suffers or permits to exist with respect to itself any of the events or conditions of the type referred to in paragraphs
     (d), (e), (f) or (i) hereof; or

          (o) The Issuer or the Independent Owner, whichever is the registered owner of the Drilling Rig, shall fail to execute, or, in the case of the Issuer (or the Issuer on behalf of the Independent Owner), deliver and permanently record the First Preferred Ship Mortgage and the Issuer shall fail to deliver the opinion of Issuer's counsel in the form of Annex E hereto upon delivery of the Drilling Rig by Hyundai under the Construction Contract; or"

     Section 5.04. The period at the end of clause (p) to Section 7.1 of the Indenture is changed to "; or", and a new clause (q) is hereby added to
Section 7.1 of the Indenture to hereafter read as follows:

          " (q) Any default occurs in the covenants or obligations of the Independent Owner under the Supplemental Indenture or the First Preferred Ship Mortgage or the Trustee receives a notice from the Independent Owner pursuant to the second sentence of Section 4.02(a)(E) of the Supplemental Indenture."

     Section 5.05 The occurrence and existence of any Event of Default hereunder or under any other Transaction Document by or on behalf of the Independent Owner shall not prevent the Independent Owner from exercising its Put Option under the Sale and Funding Agreement or limit, restrict or condition its rights to the Put Option as permitted herein in any way whatsoever subject in each case to compliance with Section 2.03(c) above.

     Section 5.06. Section 8.3(d) of the Indenture is amended by deletion of the words "United States of America" therein and replacing those words with "Republic of Panama" and by deletion of the words "U.S. Coast Guard National Vessel Documentation Center" and replacing those words with the words "Public Registry of the Republic of Panama".

     Section 5.07   A new Section 9.21 is hereby added to read as follows:

           "9.21      Issuer  Action Regarding Independent Owner  Security.
     The Issuer shall not take any action under the Independent Owner Security without the written consent of the Trustee."

     Section 5.08 Annex E to the Indenture is amended and replaced in its entirety by Annex E hereto.

      Section 5.09. Section 13.3 of the Indenture is amended by adding the following notice provision following the mail address of the Trustee:

          If to the Independent Owner:

          If by mail:
          BTM Capital Corporation
          125 Summer Street
          Boston, MA 02110
          Attention:  Senior Vice President - Administration

                           ARTICLE 6

             LIABILITY OF INDEPENDENT OWNER LIMITED

     Section 6.01. Notwithstanding any of the other terms and provisions hereof or under the Indenture, it is understood and agreed as follows:

          (a) Without limitation of any other provision of this Section 6.01, and notwithstanding any provision of any Transaction Document to which the Independent Owner is a party which may be to the contrary or otherwise inconsistent herewith, all obligations and duties of the Independent Owner under the Indenture (including, without limitation, this Supplemental Indenture), the First Preferred Ship Mortgage, the New Construction Contract, the New Construction Supervisory Agreement, and all other Transaction Documents to which the Independent Owner is a party, other than the Sale and Funding Agreement (all of which are the "Assumed Obligations") shall, without releasing the Independent Owner from its obligations and duties, be performed on behalf of the Independent Owner by the Issuer (or an Affiliate of the Issuer, designated from time to time by the Issuer) (in reference to the Assumed Obligations, the "Assuming Party").

          The Assumed Obligations shall include, without limitation, all obligations with respect to the construction, maintenance, operation, insurance, compliance with law, inspection, preservation, protection and transfer or other disposition of the Drilling Rig and any component or part thereof and any monetary obligations with respect to any of the foregoing.

          Notwithstanding the Assuming Party's obligation to perform the Assumed Obligations, the Independent Owner shall be obligated to itself perform the following:

               (A) The execution and delivery with reasonable promptness to the Assuming Party or the Trustee, at the sole cost and expense of the Assuming Party, such documents and instruments as the Assuming Party or the Trustee may reasonably request in order for the Assuming Party to fully perform the Assumed Obligations on behalf of the Independent Owner, provided that the Assuming Party or the Trustee has provided the Independent Owner with at least 10 Business Days prior notice of such request and the documents and instruments or form of instruments to be so executed, and provided further that the Independent Owner's execution and delivery of the same, either alone or in connection with any other action relating thereto to be taken by the Assuming Party or another person or entity, will not have the effect of increasing the liability of the Independent Owner.

               (B) The making of the following payments to the Trustee, to the extent Independent Owner has actually received funds with respect thereto, for deposit into the Collection Account or such other account as RBF Exploration Co. and the Trustee shall jointly direct:

                    I. Payments which are part of or proceeds from the Additional Trust Estate;

                    II. Payments made to the Independent Owner which the Independent Owner and Trustee or the Independent Owner and the Issuer and the Trustee jointly determine should, instead, under one or more Transaction Documents, be made to the Trustee or another entity designated jointly by the Issuer and the Trustee; and

                    III. Such other payments as may be due and owing under one or more of the Transaction Documents, but only from and to the extent of such funds have been received by or as have been made available to the Independent Owner for such purpose by the Issuer or any other Person, provided that the Independent Owner shall have no other responsibility with respect to such payment or the monetary obligation to which it relates, nor any obligation to reimburse the Assuming Party in respect thereof, provided, however, nothing herein shall limit or affect the enforceability of the liens and security interests granted pursuant to Article 3 hereof and granted or to be granted under the First Preferred Ship Mortgage or any other Transaction Document.

               (C)  Performance of the covenants under Article 4 hereof and
          Section 8.8 of the New Construction Supervisory Agreement.

               (D) Taking such other actions as may reasonably be requested by RBF Exploration Co. or the Indenture Trustee which are not referred to above in this clause (a) but which meet all of the following conditions: they are necessary to be performed by the Independent Owner pursuant to the Transaction Documents, by their nature they may not legally be delegated by the Independent Owner to the Assuming Party, they are of a routine and administrative nature, they do not involve substantial additional undertakings by the Independent Owner, and they do not involve costs as to which the Independent Owner is not secured to its reasonable satisfaction.


           (b) Neither the Trustee, any Note Holder nor any other party to a Transaction Document nor any of their successors or assigns, shall have any claim, remedy or right to proceed against the Independent Owner for payment of any deficiency or any other sum owing on account of the indebtedness evidenced by any Note or for the payment of any other unpaid obligation hereunder or thereunder or for the payment of any liability resulting from the breach of any representation, covenant, agreement or warranty of any nature whatsoever in the Indenture, this Supplemental Indenture or in any other Transaction
     Document or in any instrument or certificate executed by the Independent Owner in connection herewith or therewith, from any source other than the Trust Estate including, without limitation, the Drilling Rig and the income and proceeds (including, without limitation, insurance and condemnation proceeds) thereof; and the Issuer, the Trustee, each Note Holder and each other party to any Transaction Document shall be entitled to look solely to the Trust Estate including, without limitation, the Drilling Rig and the income and proceeds (including, without limitation, insurance and condemnation proceeds) thereof, and waive and release any personal liability of the Independent Owner, for and on account of any such deficiency, indebtedness, unpaid obligations or any such liability, provided, however, that nothing herein contained shall limit, restrict or impair the Indenture Trustee's or the Note Holders' right to accelerate the maturity of the Notes upon an Indenture Event of Default, to bring suit and obtain a judgment against the Independent Owner provided execution thereof shall be limited to the Trust Estate including, without limitation, the Drilling Rig and any income and proceeds (including, without limitation, insurance and condemnation proceeds) in respect thereof or to exercise all rights and remedies provided under each Note or under the Transaction Documents or to otherwise realize upon the Trust Estate, including, without limitation, the Drilling Rig and provided further, nothing herein shall limit the liability of the Independent Owner for the following:

          1. To the extent that there has been an express judicial determination of a court having jurisdiction over the Independent Owner and the relevant subject matter, or the Independent Owner has expressly admitted in writing, that any resulting losses or damages have been caused by the gross negligence or willful misconduct of the Independent Owner or any other Owner Party such judgment being final and being or having become subject to no further appeals therefrom (provided that if such court is the U.S. District Court for the Southern District of New York, a final judgment of such court even though such judgment is subject to appeal, it being understood that if such judgment is reversed or vacated on such appeal, gross negligence or willful misconduct shall be deemed not to have been adjudged by such District Court).

          2. breach of Section 4.02(a)(D) or (H) or any reimbursement obligation under Section 4.02(E),

          3.   breach of Section 4.06,

          4.   failure of an Independent Owner representation under  clause
               (d) of this Section 6.01, or

          5. default by the Independent Owner in its obligations to execute and deliver any documents conveying or granting interests in the Additional Trust Estate in accordance with Sections 6.01 and 7.01 hereof or any other Transaction Document.

           (c) No party (other than the Independent Owner itself) to this Supplemental Indenture or the other Transaction Documents to which the Independent Owner is a party shall have any claim, remedy or right to proceed against any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, the Independent Owner (each such person being a "Protected Person") with respect to any obligations under any of the Transaction Documents, whether by virtue of any constitutional provision, statute or rule of law or by enforcement of any penalty or assessment or otherwise, in respect of any claim it might have against the Independent Owner or in respect of any act or omission of a Protected Person, and any such Protected Person may rely on this
     Section 6.01(c) to that extent.

           (d) The Independent Owner shall not be responsible for any recitals in the Indenture, this Supplemental Indenture or any other Transaction Document, nor shall it be bound to ascertain or inquire as to the performance or observance of any covenants or agreements contained herein or therein (other than those of the Independent Owner), or for the satisfaction of any condition in any contract to which it is not a party (including, without limitation, the SDDI Contract). Except as expressly provided in this Supplemental Indenture, the Independent Owner shall be under no obligation to take any action to protect, preserve or enforce any rights with respect to the Additional Trust Estate nor to take any action which may involve pecuniary loss, liability or expense unless it shall have been provided with reasonable security or indemnity reasonably satisfactory to the Independent Owner against the same. The Independent Owner makes no representation or warranty as to the sufficiency or enforceability of the Indenture, this Supplemental Indenture or any other Transaction Document (except that the Independent Owner represents and warrants that it has taken such corporate action as may be necessary to duly authorize, execute and deliver such of the foregoing as to which it is a party insofar as the internal laws of the states of New York and of its jurisdiction of incorporation are concerned), or as to the title (except that the Independent Owner represents and warrants that it has duly executed such instruments as the Issuer has provided to it purporting to convey title to the Drilling Rig and any other portion of the Additional Trust Estate to or from the Independent Owner, as the case may be), operation, merchantability or fitness for use or purpose, value, compliance with specifications, condition, design, quantity, durability or otherwise with respect to the Drilling Rig or any other portion of the Additional Trust Estate or any substitute therefor. The Independent Owner may consult with counsel, appraisers, engineers, accountants and other skilled persons to be selected by the Independent Owner, and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

           (e) The obligations of the Independent Owner hereunder shall cease upon the transfer of its interest in the Trust Estate, including, without limitation, the Drilling Rig pursuant to the Put Option, except for any liabilities which may have accrued prior to such date pursuant to Section 6.01(b), provided however, such transfer shall not terminate or impair the liens and security interests granted by Article 3 hereof and by the First Preferred Ship Mortgage and any other Transaction Document.

                                 ARTICLE 7

                       CERTAIN ADDITIONAL AGREEMENTS

      Section 7.01 The Independent Owner and the Issuer agree that in the event one or more of the option trigger events under Section 10 of the Sale and Funding Agreement have occurred and the Independent Owner has not for any reason exercised the Put Option pursuant to clause 10.2 thereof within 30 days thereafter, the Independent Owner upon receipt of a written demand that the Put Option be exercised ("Trustee Put Option Demand"), executed by the Trustee, acting upon the request of any Note Holder, shall sell the Drilling Rig to the Issuer and the Issuer shall purchase the Drilling Rig from the Independent Owner pursuant to Sections 10.4 and 10.5 of the Sale and Funding Agreement, such Trustee Put Option Demand to specify a date (the "Put Date") not less than 5 days and not more than 30 days after the date of such demand upon which the transfer under clause 10.4 of the Sale and Funding Agreement is to be effected. In connection with any exercise of the Put Option, the Issuer will take or cause to be taken all action and execute or cause to be executed such assumptions, mortgages, security agreements and other documents and cause the delivery of the other items required pursuant to Section 2.03(c) above and Section 10 of the Sale and Funding Agreement as may be required to consummate the sale of the Drilling Rig pursuant to the exercise of the Put Option.

     Section 7.02. Nothing in Article 4 or elsewhere in this Supplemental Indenture shall relieve the Issuer from any of the covenants and obligations of the Issuer under and pursuant to the Indenture as amended and supplemented hereby and notwithstanding the ownership of the Drilling Rig by the Independent Owner, the Issuer remains fully responsible and liable (including, without limitation, as if it was the owner of the Drilling Rig) for the performance and compliance with all covenants and obligations of the Issuer under the Indenture as amended and supplemented hereby and the First Preferred Ship Mortgage. Further, the Issuer hereby covenants and agrees to perform all of the Assumed Obligations (as defined in Article 6 hereof) and all other obligations of the Independent Owner under the Indenture as supplemented and amended hereby, the First Preferred Ship Mortgage and under all other Transaction Documents.

     Section 7.03. The Issuer agrees that it will not assign any of its rights or interests in and to the Sale and Funding Agreement (except for the security interest granted to the Trustee pursuant to the Indenture as amended hereby) or agree to any amendment, modification or waiver of the terms thereof without express written consent of the Trustee.

     Section 7.04. Concurrently with the delivery of this Supplemental Indenture, the Independent Owner has delivered to the Trustee in escrow and the Trustee acknowledges receipt of a Bill of Sale in the form of Exhibit A attached hereto, executed on behalf of the Independent Owner (the "Bill of Sale"). The Trustee is hereby authorized to deliver the Bill of Sale to the Issuer 5 Business Days after written notice to the Trustee and the Independent Owner from a Responsible Officer of the Issuer certifying that the Issuer requires the Bill of Sale to effect a sale contemplated by the Sale and Funding Agreement and that such sale is being effected in compliance with the terms and conditions of the Sale and Funding Agreement. The Trustee shall have no duty or responsibility to determine the accuracy or appropriateness of the Issuer's notice as aforesaid nor any liability as a consequence of compliance therewith.

                           ARTICLE 8

                    MISCELLANEOUS PROVISIONS

     Section 8.01. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Note Holder heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control.

     Section 8.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

     Section 8.03. THE GOVERNING LAW PROVISIONS OF THE INDENTURE, INCLUDING BUT NOT LIMITED TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK, SHALL ALSO GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS SUPPLEMENTAL INDENTURE.

     Section 8.04. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                     [NEXT PAGE IS SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.


ATTEST:                            RBF EXPLORATION CO.

                                   By_________________________
Name:_____________________         Name:______________________
Title:____________________         Title:_____________________


ATTEST:                            BTM CAPITAL CORPORATION

                                   By_________________________
Name:_____________________         Name:______________________
Title:____________________         Title:_____________________


ATTEST:                            CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                   By_________________________
Name:_____________________         Name:______________________
Title:____________________         Title:_____________________


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                                 EXHIBIT A

                               Bill of Sale

                                 [to come]

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                                  ANNEX E
                      [Opinion of Panamanian Counsel]